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                                  EXHIBIT 99.2

                       CONSENTS OF RACHLIN COHEN & HOLTZ,

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 13, 1999 relating to the financial statements of Baron Capital Trust.

                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
June 1, 1999
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Baron Strategic Investment Fund, Ltd., and to all references to our firm appearing in such Registration Statement.


                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
June 1, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Baron Strategic Investment Fund IV, Ltd., and to all references to our firm appearing in such Registration Statement.


                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
June 1, 1999

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Baron Strategic Investment Fund V, Ltd., and to all references to our firm appearing in such Registration Statement.


                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
June 1, 1999

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Baron Strategic Investment Fund VI, Ltd., and to all references to our firm appearing in such Registration Statement.


                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
June 1, 1999

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Baron Strategic Investment Fund, VIII Ltd., and to all references to our firm appearing in such Registration Statement.


                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
June 1, 1999

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Baron Strategic Investment Fund IX, Ltd., and to all references to our firm appearing in such Registration Statement.


                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
June 1, 1999

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Baron Strategic Investment Fund X, Ltd., and to all references to our firm appearing in such Registration Statement.


                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
June 1, 1999

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Baron Strategic Vulture Fund I, Ltd., and to all references to our firm appearing in such Registration Statement.


                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
June 1, 1999

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Brevard Mortgage Program, Ltd., and to all references to our firm appearing in such Registration Statement.


                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
June 1, 1999

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

We hereby consent to the use in the Registration Statement on Form S-4 of our report dated April 2, 1999 relating to the financial statements of Lamplight Court of Bellefontaine, Ltd., and to all references to our firm appearing in such Registration Statement.


                            RACHLIN COHEN & HOLTZ LLP


Miami, Florida
June 1, 1999